EXHIBIT 9
                                    ---------


                     CERTIFICATION REGARDING JOINT FILING OF
                     ---------------------------------------
                     SCHEDULE 13D PURSUANT TO RULE 13d-l(f)
                     --------------------------------------
                    OF THE SECURITIES AND EXCHANGE COMMISSION
                    -----------------------------------------


                  William L. Richter, Richter & Co., Inc. and Richter Investment Corp. do hereby certify that the Schedule 13D to which this certification is attached as Exhibit 9 is being filed with the Securities and Exchange Commission on behalf of each of the undersigned.

Dated:   August 28                , 1997
       ---------------------------
                                        RICHTER & CO., INC.


                                        By: /s/ William L. Richter
                                           -------------------------------------
                                                 William L. Richter
                                                 President


                                        RICHTER INVESTMENT CORP.


                                        By: /s/ William L. Richter
                                           -------------------------------------
                                                 William L. Richter
                                                 President



                                        /s/ William L. Richter
                                        ----------------------------------------
                                        William L. Richter
                               Page 11 of 11 Pages